SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):August 12, 1999



                            Cox Communications, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)




           1-6590                                58-2112288
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    (Commission File Number)         (I.R.S. Employer Identification Number)


                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
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               (Address of principal executive offices) (Zip Code)


                                 (404) 843-5000
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              (Registrant's telephone number, including area code)



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Item 5.           Other Events.


     This Current Report on Form 8-K is being filed to incorporate by reference certain documents into Cox's registration statement on Form S-3 (Registration No. 333-82575) in connection with (i) the sale by Cox on August 12, 1999 of 10,100,000 shares of Class A common stock, par value $1.00 per share for an aggregate amount of $350,343,750; (ii) the sale by Cox on August 12, 1999 of 13,000,000 FELINE PRIDES, consisting of 11,700,000 Income PRIDES and 1,300,000 Growth PRIDES, and $65,000,000 aggregate liquidation amount of 7% Capital Securities of Cox Trust II, a wholly owned financing subsidiary of Cox; and
(iii) the sale by Cox on August 13, 1999 of $525,000,000 aggregate principal amount of Floating Rate Notes due August 15, 2000, $300,000,000 aggregate principal amount of 7% Notes due August 15, 2001, $375,000,000 aggregate principal amount of 7-1/2% Notes due August 15, 2004, $400,000,000 aggregate principal amount of 7-3/4 Notes due August 15, 2006 and $400,000,000 aggregate principal amount of 7-7/8% Notes due August 15, 2009. Such documents consist of
(i) the U.S. and International purchase agreements relating to the Class A common stock; (ii) the underwriting agreement relating to the FELINE PRIDES;
(iii) the purchase agreement relating to the notes; (iv) the purchase contract agreement relating to the FELINE PRIDES; (v) the remarketing agreement relating to the FELINE PRIDES; (vi) the pledge agreement relating to the FELINE PRIDES;
(vii) the supplemental indenture relating to the FELINE PRIDES; and (ix) an opinion of Dow, Lohnes & Albertson, PLLC, Cox's special tax counsel as to certain tax matters related to the FELINE PRIDES.

Item 7.           Financial Statements and Exhibits


         (a)      Not applicable.


         (b)      Not applicable.


         (c)        Exhibits:

                    1.1 U.S. Purchase Agreement, dated as of August 9, 1999, among Cox, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the several underwriters relating to the issuance and sale of 8,080,000 shares of Class A common stock.

                    1.2 International Purchase Agreement, dated as of August 9, 1999, among Cox, Merrill Lynch International and the several managers relating to the issuance and sale of 2,020,000 shares of Class A common stock.

                    1.3 Underwriting Agreement, dated as of August 9, 1999, among Cox, Cox Trust II, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the several underwriters relating to the issuance and sale of the FELINE PRIDES.

                    1.4 Purchase Agreement, dated as of August 10, 1999, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the several underwriters relating to the issuance and sale of the notes.

                    4.1 Purchase Contract Agreement, dated as of August 12, 1999, between Cox and The First National Bank of Chicago, as Purchase Contract Agent.

                    4.2 Remarketing Agreement, dated as of August 12, 1999, among Cox, Cox Trust II, The First National Bank of Chicago, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Remarketing Agent.

                    4.3 Pledge Agreement, dated as of August 12, 1999, among Cox, The Bank of New York, as Collateral Agent,
                         Custodial Agent and Securities Intermediary, and The First National Bank of Chicago, as Purchase Contract Agent.

                    4.4 Supplemental Indenture, dated as of August 12, 1999, between Cox and The Bank of New York, as Trustee.

                    8.1 Opinion of Dow, Lohnes & Albertson, PLLC, relating to the FELINE PRIDES.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COX COMMUNICATIONS, INC.


         Dated: August __, 1999               By: /s/ Andrew A. Merdek
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                                                  Andrew A. Merdek
                                                  Secretary